UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2026
LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)
(952) 368-4300
(Registrant’s telephone number, including area code)
 Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	LFCR	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
On September 24, 2026, Lifecore Biomedical, LLC (“Lifecore”), a subsidiary of Lifecore Biomedical, Inc. (the “Company”), entered into an Amendment No. 3 to Amended and Restated Contract Manufacturing Agreement (the “Third Amendment”) with Alcon Research, LLC (“Alcon”) that is effective November 1, 2026. The Third Amendment amends that certain Amended and Restated Contract Manufacturing Agreement between Alcon and Lifecore effective as of December 31, 2023, as amended by an Amendment No. 1 dated as of May 2, 2024 and an Amendment No. 2 dated as of June 13, 2025 (as amended, the “Contract Manufacturing Agreement”).
Pursuant to the Third Amendment, the parties agreed to extend the term of the Contract Manufacturing Agreement from December 31, 2031 to an Initial Term ending December 31, 2034. Thereafter, the Initial Term will automatically renew for successive 24-month periods, unless either party provides proper notice. The parties also amended an exhibit to the Contract Manufacturing Agreement to establish Alcon’s minimum purchase obligations through 2034, and certain supply obligations of Lifecore. Pursuant to the Third Amendment, Lifecore also agreed that, commencing on November 1, 2026, it would not enter into new agreements to develop, supply or manufacture certain types of products that directly compete with certain Alcon products. This restriction does not limit Lifecore from performing its obligations under its agreements in existence prior to such date or from renewing, extending, amending or replacing these pre-existing agreements on substantially similar terms or terms more favorable to Lifecore.
The foregoing description of the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the text of the Third Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 29, 2026

LIFECORE BIOMEDICAL, INC.

By:	/s/ Ryan D. Lake
Ryan D. Lake
Chief Financial Officer